Exhibit 99.1

1 1 ICR Conference January 2020

2 IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences and the Company’s ability to effectively: execute on its growth strategy; maintain and enhance its strong brand image; compete effectively; maintain good relationships with its key suppliers; and improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non-GAAP Financial Measures The Company presents Adjusted EBITDA and Adjusted EBIT because they are important financial measures that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, recapitalization expenses, acquisition-related expenses, acquisition-related integration costs, amortization of inventory fair value adjustment, loss on disposal of assets and contract termination costs, store impairment charges, secondary offering costs, and other due diligence expenses. Adjusted EBIT is defined as Adjusted EBITDA less depreciation and amortization. In addition, for fiscal year 2017, which was a 53-week fiscal year, the Company has made further adjustments to account for the extra week. Since Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures, they are susceptible to varying calculations and the Company’s Adjusted EBITDA and Adjusted EBIT may not be comparable to similarly titled measures of other companies, including companies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBITDA and Adjusted EBIT to Net Income.

STRONG Q3 FISCAL 2020 RESULTS

METRICS	PRELIMINARY Q3 FY 2020 RESULTS	Q3 FY 2019 RESULTS	Q3 FY 2018 RESULTS
Total sales growth	+11.8%	+13.0%	+12.7%
Same store sales growth	+6.7%[1] (Stores +5.7% E-commerce +11.0%)	+9.2% (Stores +8.6% E-commerce +11.6%)	+5.2% (Stores +7.9% E-commerce -4.9%)
Merchandise margin rate growth	+50 bps[2]	+120 bps	+10 bps
Net income per diluted share	~$0.85[3]	$0.66	$0.46[4]





[1]Retail store same store sales in Texas grew in line with chain average.
[2]Consists of 80 basis points of better product margin, partially offset by 30 basis points of freight and duties expenses.
[3]Net income per diluted share in Q3 FY 2020 was approximately $0.85, or $0.81 when excluding an approximately $0.04 per share benefit due to income tax accounting for share-based compensation.
[4]Net income per diluted share in Q3 FY 2018 was $0.73, or $0.46 when excluding approximately $0.27 related to tax reform.

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4 RECAP & LOOKING FORWARD STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 BOOT BARN STORY AGENDA DRIVE SAME STORE SALES GROWTH

5 BOOT BARN IS A COMPELLING INVESTMENT STORY • Healthy same store sales growth in stores and online • Importance of quality and fit • Lifestyle experience across stores, e-commerce and events • Significant e-commerce penetration STRONG OMNI-CHANNEL BRAND PRESENCE NATIONAL LEADER IN ATTRACTIVE NICHE • Leader and authority in the western and work industry • Genuine lifestyle retail brand • Extremely loyal customers seeking authenticity • Unique merchandise assortment • Proven ability to drive growth and expansion - 11 consecutive quarters of retail store +SSS % - 10 consecutive quarters of merchandise margin % expansion • Exclusive brand growth across all major categories • Economies of scale in purchasing & ability to leverage expenses GROWTH AND PROFIT ENHANCEMENT OPPORTUNITIES

6 6 BUCKING THE RETAIL TREND Customer Base • Diversified across gender and demographics • Seeks authenticity • Highly loyal customer embraces B Rewarded program • Track record of growing customer database Sales Growth • New store opportunity plus tuck-in acquisitions • SSS track record (broad based) • Driven by transactions • Stores and e-commerce Margin Growth • Mostly full price selling • Ongoing growth in exclusive brands • Low markdown risk • Increasing profitability of e-commerce channel • Leveraging lean infrastructure Attractive Industry Dynamics • Large and fragmented market • Store preferred shopping channel

7 A NEW PERSPECTIVE ON AMERICA

8 URBAN LIVING

9 RURAL LIVING

10 OUR CUSTOMER

11 1 Reuters 1/6/2020, “Table: Top 20 vehicles sold in the United States in 2019”; 2 “2018 GfK Consumer Life Survey: 9% Five Year Growth Rate” OUR CUSTOMERS’ LIFESTYLE Country music popularity continues to rise2 Top 3 vehicles sold in 2019 were pick-up trucks1 Hundreds of rodeos held in the U.S. Popular spectator sport

12 12 1 Fiscal year ended March 30, 2019. 2As of March 30, 2019, western styles comprised approximately 70% of our sales, with work related and other styles making up the balance. PRODUCT MIX1 DIVERSIFIED SALES MIX MITIGATES RISK END USER1 CHANNEL1 Footwear 52% Hats, Accessories & Other 14% Apparel 34% Women 23% Unisex 7% Men 65% Kids 5% E-commerce 17% Stores 83% Western: 70% of Sales2 Work and Other: 30% of Sales2

13 13 EVERYDAY MERCHANDISE WITH LIMITED FASHION RISK RUGGED FOOTWEAR OUTERWEAR FLAME RESISTANT PANTS SHIRTS WORK & OTHER BOOTS DENIM WESTERN SHIRTS COWBOY HATS BELTS WESTERN • Low fashion quotient minimizes markdown exposure • Sales benefit of in-stock outweighs markdown risk • Vast majority of our merchandise sales are at full price1 ¹Excludes sheplers.com sales.

14 14 HISTORY OF PROFITABLE GROWTH Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 month net sales of $35.5 million. FY14 includes 30 stores acquired from Baskins with 10 month net sales of $63.4 million. Sheplers was acquired June 29, 2015, the beginning of Q2 FY16. ¹Fiscal 2017 was a 53-week year. The fiscal 2017 reported results have been adjusted above to reflect management’s estimated 52-week results. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. See the reconciliation included in the Appendix. 2All TTM Q3 Fiscal 2020 results are preliminary and contain an estimate of results for the thirteen weeks ended December 28, 2019. $233 $346 $403 $569 $619 $678 $777 ~$850 FY13 FY14 FY15 FY16 FY17 FY18 FY19 TTM Q3'20 NET SALES ($MM) $23 $32 $39 $46 $41 $49 $68 ~$85 FY13 FY14 FY15 FY16 FY17 FY18 FY19 TTM Q3'20 ADJUSTED EBIT ($MM) 1 1 CAGR ~20% 2 2 CAGR ~20%

15 15 STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH

16 SEGMENTATION DRIVES MARKETING & MERCHANDISING EXECUTION SEGMENTATION MERCHANDISING MARKETING

17 17 WESTERN SEGMENT

18 Western Work Wonderwest EVOLUTION OF CUSTOMER SEGMENTATION STRATEGY Western Work Wonderwest 18 Men’s Country Men’s Work Women’s Country Women’s Work Women’s Contemporary Men’s Western Women’s Western Country Women’s Men’s

19 19 COUNTRY SEGMENT

20 20 7.7% 13.8% 16.2% 14.2% 14.1% 18.1% 19.6% 16.9% 17.8% 14.3% 10.7% 7.5% 8.2% 7.1% 3.8% 8.9% 7.7% 7.3% 7.2% 7.0% 5.6% 0.1% -2.0% -1.2% 0.4% 1.8% 0.2% -0.9% 1.3% 1.8% 5.2% 12.1% 11.6% 11.3% 9.2%8.7% 9.4% 7.8% 6.7% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 A DECADE OF SSS GROWTH (Consolidated SSS) • Q3 SSS of 6.7% • Stores 5.7% and e-commerce 11.0% • Combined Nov. + Dec. 6.0% • Q3 merchandise margin expansion of ~50 bps • +80 bps better product margin •-30 bps higher freight and duties expenses • Q3 expense leverage of ~40 bps

21 STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH BUILD OUT EXCLUSIVE BRAND PORTFOLIO

22 22 THREE DISTINCT BRANDS ONLINE

23 23 UPDATING CREATIVE LOOK AND FEEL OF SHEPLERS.COM

24 24 DIGITAL EXPERIENCE SHOULD DRIVE IN-STORE CONVERSION PRODUCT RECOMMENDATION ENGINE ENDLESS AISLE CAPABILITY RANGE FINDER – DIGITAL STORE HUB BOPIS/BORIS

25 STRATEGIC INITIATIVES BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH CONTINUE OMNI-CHANNEL LEADERSHIP

26 26 EXCLUSIVE BRANDS POSITIONED STRATEGICALLY WORK EXPANDED CUSTOMER BASE MEN’S LADIES LEGACY CUSTOMER

ACCELERATION OF EXCLUSIVE BRAND PENETRATION

EXCLUSIVE BRAND SALES PENETRATION[1]


(Sales $ Millions)
~$5M
~$126M
~$176M
~35x Growth
FY2012
FY2019
TTM Q3 FY2020 [2]
(% of Sales)
2.6%
16.2%
20.7%
FY2012
FY2019
TTM Q3 FY2020 [2]

EXCLUSIVE BRAND OPPORTUNITIES

- FY 2020 growth penetration ~500 basis points
- Q3 FY 2020 growth penetration ~600 basis points
- Margin enhancement ~1,000 bps

[1] Represents total company exclusive brand penetration.
[2] All TTM Q3 Fiscal 2020 results are preliminary and contain an estimate of results for the thirteen weeks ended December 28, 2019.

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28 28 EXCLUSIVE BRANDS ARE LEADING BRANDS IN THE STORE Western Work / Other TOP 5 Brands 2 1 3 4 5 = Exclusive brands

29 STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH

30 30 OPPORTUNITY EXISTS TO DOUBLE STORE COUNT 86 117 152 169 208 219 226 240 264 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 Outlook HISTORICAL STORE BASE COMPELLING NEW STORE ECONOMICS GOALS Store Size (sq. ft.) 10,000 Year 1 Net Sales $1.7mm Net Cash Investment $0.8mm Cash on Cash Return (Yr. 1) ~30% Payback Period ~3 Years New stores/Tuck-ins FY12 – Q3’20 107 15.8% CAGR 1 1Reflects estimated store count with Fiscal 2020 guidance to open or acquire 25 stores .

31 31 REACH OF E-COMMERCE SUPPORTS STORE EXPANSION Today • 251 stores • 33 states STORES 1Represents e-commerce sales dollars by state for the fiscal year ended March 30, 2019. More Less E-COMMERCE 1 ARKANSAS OHIO PENNSYLVANIA States Coming Soon

32 U.S. WESTERN WEAR CHAINS (ESTIMATED STORE COUNT)1 8 85 251 ~3x as many stores as closest competitor National Regional (Mostly Texas) Independent retailers North & South Carolina 1 Store count as of January 2, 2020. Thousands TUCK-IN ACQUISITIONS ADDING OUTSIZED SALES PER STORE Tuck-In Acquisitions: Average unit volume more than twice new store target Woods Boots • 4 stores in West Texas • Acquired 9/11/2017 Lone Star • 3 stores in Central Texas • Acquired 4/24/2018 Drysdales • 2 stores in Tulsa, Oklahoma • Acquired 7/3/2018 G.&L. Clothing • 1 store in Des Moines, Iowa • Acquired 8/26/2019

33 RECAP & LOOKING FORWARD

34 34 EPS DRIVERS 5.2% 10.0% 6.5% FY18 FY19 FY20E SAME STORE SALES 14.2% 16.2% 22.6% Q3 FY18 Q3 FY19 Q3 FY20E EXCLUSIVE BRAND PENETRATION 226 240 264 FY18 FY19 FY20E TOTAL STORE COUNT OPERATING INCOME % 3 YEAR EPS CAGR OF 47%1 ¹Reflects actual results from Fiscal 2018, Fiscal 2019 and estimated results for Fiscal 2020 at the high-end of the guidance range provided on October 30, 2019. 2All TTM Q3 Fiscal 2020 results are preliminary and contain an estimate of results for the thirteen weeks ended December 28, 2019. 1 1 1 2 6.4% 7.8% 9.5% TTM Q3 FY18 TTM Q3 FY19 TTM Q3 FY20

35 35 RECAP & LOOKING FORWARD Same Store Sales Growth Omni Channel Leadership Exclusive Brands New Stores • Customer growth continues •“Country” segment opportunity for expansion • In-store digital platform taking root • Multiple categories driving growth • Much improved profitability on e-commerce • Updating look and feel of Sheplers website • Greatly improved same-day shipping capability • BOPIS/BORIS present growth opportunities • Several recent successful brand launches • Significant growth without top line sales erosion • Early positive read on denim and FR work • Exclusive brand penetration growing in e-commerce • New states are performing well • Current model working nationwide • Opening soon in AR, OH and PA • Nearly all tuck-ins are re-branded as Boot Barn

36 APPENDIX

37 ADJUSTED EBITDA AND ADJUSTED EBIT RECONCILIATION (a) Represents non-cash compensation expenses related to stock options, restricted stock awards, restricted stock units and performance share units granted to certain of our employees and directors. (b) Represents the non-cash accrual for future award redemptions in connection with our customer loyalty program. (c) Includes direct costs and fees related to the acquisitions of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. (d) Represents certain store integration, remerchandising, inventory obsolescence and corporate consolidation costs incurred in connection with the integration of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. Fiscal 2016 includes an adjustment to normalize the gross margin impact of sales of discontinued inventory from Sheplers, which was sold at a discount or written off. The adjustment assumes such inventory was sold at Sheplers’ normalized margin rate. (e) Represents the amortization of purchase-accounting adjustments that adjusted the value of inventory acquired to its fair value. (f) Represents loss on disposal of assets and contract termination costs from store closures and unused office and warehouse space. (g) Represents a gain on adjustment of a ROU asset and liability. (h) Represents professional fees and expenses incurred in connection with secondary offerings conducted in January 2018, May 2018 and February 2015 and a Form S-1 Registration Statement filed in July 2015 and withdrawn in November 2015. (i) Represents professional fees and expenses incurred in connection with acquisition activity. (j) Represents store impairment charges recorded in order to reduce the carrying amount of the assets to their estimated fair values. 1All TTM Q3 Fiscal 2020 results are preliminary and contain an estimate of results for the thirteen weeks ended December 28, 2019. 2The fiscal 2017 column has been adjusted to reflect management’s estimated 52-week results as fiscal 2017 was a 53-week year. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. As such, the Company has estimated fiscal 2017 net income, excluding the 53rd week, to be $13.4 million compared to GAAP net income of $14.2 million. In calculating estimated Adjusted EBITDA and Adjusted EBIT on a 52-week basis, the Company also adjusted income tax expense, interest expense, and stock based compensation expense by taking 52/53rds of the GAAP reported fiscal 2017 numbers.